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                                                                   EXHIBIT 23.04


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in this Registration Statements on Form S-3 of Brooks Automation, Inc. of our report dated December 13, 1999, relating to the financial statements prepared in conformity with German GAAP of the Infab Group which appear in Brooks Automation, Inc.'s Report on Form 8-K/A, Amendment No. 1 to the Current Report, dated December 14, 1999.


Stuttgart, September 24, 2001




                                          Dr. Ebner, Dr. Stolz und Partner GmbH
                                                Auditors Tax Consultants


                                          /s/ Dr. Wolfgang Russ
                                          --------------------------------------
                                          Dr. Wolfgang Russ
                                          Auditor


                                          /s/ Eberhard Poschke
                                          --------------------------------------
                                          Eberhard Poschke
                                          Auditor